UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                               Washington DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                               September 30, 2004
                                 Date of Report
                        (Date of earliest event reported)

                        Commission file number 333-75044

                          CATALYST LIGHTING GROUP, INC.
--------------------------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

                   Delaware                                   84-1588927
-----------------------------------------------  -------------------------------
 (State or other jurisdiction of incorporation             (I.R.S. employer
               or organization)                         identification number)

               7700 Wyatt Drive
                Forth Worth, TX                                      76108
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             (Address of principal                                (Zip Code)
              executive offices)

         Issuer's telephone number, including area code: (817) 738-8181

ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 30, 2004, Catalyst Lighting Group, Inc. ("Registrant" or the "Company") authorized the sale to Laurus Master Fund, Ltd. ("Laurus") of (1) a Secured Convertible Term Note in the principal amount of two million dollars ($2,000,000), which is convertible into the Registrant's common stock at an initial fixed conversion price of $2.66 per share (the "Term Note") and (2) a Secured Revolving Note (the "Revolving Note") and a Secured Convertible Minimum Borrowing Note (together with the Revolving Note, the "AR Notes") in the aggregate principal amount of up to three million dollars ($3,000,000), which are convertible into the Registrant's common stock at an initial fixed conversion price of $2.66 per share. Laurus also acquired a Common Stock Purchase Warrant for the purchase of up to 472,000 shares of Common Stock, exercisable until September 30, 2009 at a price of $3.00 per share (the "Warrant"). The Term Note and AR Notes (collectively, the "Notes") mature on September 30, 2007 and are secured by a first priority lien on all collateral of the Registrant, including inventory, accounts receivable, raw materials and all of its ownership interests in Whitco Company, LP, its wholly-owned subsidiary. The Notes accrue interest at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time, plus two percent (2%), but shall in no event be less than six percent (6%) per annum. The Registrant also granted registration rights with respect to all shares of Common Stock underlying the Notes and Warrant. Closing and funding occurred on September 30, 2004.

         The $2,000,000 payment for the Term Note was placed into an escrow account solely controlled by Laurus (the "Escrow Account"). The Company may request that Laurus release all or any portion of the amounts contained in the Escrow Account following, or in connection with, the consummation of an acquisition, joint venture or capital investment (a "Transaction") by the Company or any of its subsidiaries. Such a release is subject to Laurus' evaluation of all factors it considers, in its sole discretion, relevant at the time of such requested release, including its determination of (i) the relative benefit of such Transaction to the Company and its subsidiaries and (ii) the overall performance (financial or otherwise) of the Company and its subsidiaries at such time. Laurus is under no obligation to release any amounts and the release of such amounts is in Laurus' sole and absolute discretion.

         The AR Notes were granted pursuant to an accounts receivable and inventory financing line, a portion of which was used to pay off the Company's prior accounts receivable lines with Marquette Commerical Finance, Inc. ("Marquette") and Capital Growth Asset Based Bridge Loan Fund II ("Capital"). Further advances of funds are based on eligible accounts, as determined by Laurus in its sole discretion.

         Copies of the Securities Purchase Agreement, Security Agreement, the Notes, the Warrant, the Master Security Agreement and Registration Rights Agreement are filed as exhibits to this report and are incorporated herein by reference.

ITEM  1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         In connection with the transactions with Laurus described above, the Registrant's existing financing arrangements with Marquette and Capital were terminated as of September 30, 2004. These were accounts receivable credit lines similar to that which Laurus now provides. Early termination penalties payable were $60,000 to Marquette and $10,000 to Capital.

ITEM  2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 2004, Registrant authorized the sale to Laurus of the Notes in the aggregate principal amount of up to five million dollars, all of which are convertible into the Registrant's common stock at an initial fixed conversion price of $2.66 per share. Laurus also acquired the Warrant for the purchase of up to 472,000 shares of Common Stock, exercisable until September 30, 2009 at a price of $3.00 per share. The Notes have a three year maturity date and are secured by a first priority lien on all collateral of the Registrant, including inventory, accounts receivable, raw materials and all of its ownership interests in Whitco Company, LP, its wholly-owned subsidiary. The Notes accrue interest at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time, plus two percent (2%), but shall in no event be less than six percent (6%) per annum. The Registrant also granted registration rights with respect to all shares of Common Stock underlying the Notes and Warrant. Closing and funding occurred on September 30, 2004.

         The $2,000,000 payment for the Term Note was placed into the Escrow Account, and the Company may request that Laurus release all or any portion of the amounts contained in the Escrow Account following, or in connection with, the consummation of a Transaction by the Company or any of its subsidiaries. Such a release is subject to Laurus' evaluation of all factors it considers, in its sole discretion, relevant at the time of such requested release, including its determination of (i) the relative benefit of such Transaction to the Company and its subsidiaries and (ii) the overall performance (financial or otherwise) of the Company and its subsidiaries at such time. Laurus is under no obligation to release any amounts and the release of such amounts is in Laurus' sole and absolute discretion.

         The AR Notes were granted pursuant to an accounts receivable financing line, a portion of which was used to pay off the Company's prior accounts receivable lines with Marquette and Capital. Further advances of funds are based on eligible accounts, as determined by Laurus in its sole discretion.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

         On September 30, 2004, Registrant authorized the sale to Laurus of the Notes in the aggregate principal amount of up to five million dollars ($5,000,000), all of which are convertible into the Registrant's common stock at an initial fixed conversion price of $2.66 per share. Laurus also acquired the Warrant for the purchase of up to 472,000 shares of Common Stock, exercisable until September 30, 2009 at a price of $3.00 per share. The Notes are secured by a first priority lien on all collateral of the Registrant, including inventory, accounts receivable, raw materials and all of its ownership interests in Whitco Company, LP, its wholly-owned subsidiary. The Notes accrue interest at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time, plus two percent (2%), but shall in no event be less than six percent (6%) per annum. The Registrant also granted registration rights with respect to all shares of Common Stock underlying the Notes and Warrant. Closing and funding occurred on September 30, 2004.

         The $2,000,000 payment for the Term Note was placed into the Escrow Account, and the Company may request that Laurus release all or any portion of the amounts contained in the Escrow Account following, or in connection with, the consummation of a Transaction by the Company or any of its subsidiaries. Such a release is subject to Laurus' evaluation of all factors it considers, in its sole discretion, relevant at the time of such requested release, including its determination of (i) the relative benefit of such Transaction to the Company and its subsidiaries and (ii) the overall performance (financial or otherwise) of the Company and its subsidiaries at such time. Laurus is under no obligation to release any amounts and the release of such amounts is in Laurus' sole and absolute discretion.

         The AR Notes were granted pursuant to an accounts receivable financing line, a portion of which was used to pay off the Company's prior accounts receivable lines with Marquette and Capital. Further advances of funds are based on eligible accounts, as determined by Laurus in its sole discretion.

         Payments under the Term Note begin November 1, 2004 solely with respect to that amount actually released from the Escrow Account to the Company. To date, no such funds have been advanced other than fees payable to Laurus in connection with the transaction. Interest accrues on that portion of funds which are not advanced to the Company but remain in the Escrow Account and is payable at the maturity date or upon conversion or redemption of the Term Note.

         Payment pursuant to the Notes may be accelerated or increased: (1) in the event the Company fails to make any payments of principal or interest as and when due, (2) if there is a material breach of any representations or warranties, or covenants (after notice and opportunity to cure), contained in the Notes, the Securities Purchase Agreement, Security Agreement or any documents related to the transactions contemplated thereby, (3) upon failure to file a registration statement with respect to all shares of Common Stock underlying the Notes and Warrant by November 15, 2004, (4) upon failure to have the Registration Statement declared effective by January 10, 2005, (5) if a stop trade order or suspension of trading of the Company's common stock has occurred provided that the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another principal market within 60 days of such notice, (6) upon commencement of bankruptcy proceedings or appointment of a receiver or trustee and (7) if there has been a change in control without Laurus' prior written consent. In the event of such a default, interest on the Notes increases 2% per month, up to a maximum annual rate of 15%.

ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

10.1
Securities Purchase Agreement
10.2
Secured Convertible Term Note
10.3
Common Stock Purchase Warrant
10.4
Registration Rights Agreement
105.
Master Security Agreement
10.6
Security Agreement
10.7
Secured Revolving Note
10.8
Secured Convertible Minimum Borrowing Note

                                   SIGNATURES

                                    FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST LIGHTING GROUP, INC.

/s/ Dennis H. Depenbusch
-------------------------
Dennis H. Depenbusch
Chairman and CEO

Date:  October 4, 2004